Exhibit 99.1

News Release

STREAMLINE HEALTH® REPORTS FIRST QUARTER 2018
FINANCIAL PERFORMANCE

First Quarter Revenues $6.3 Million; ($0.6 Million Net Loss);
$0.6 Million Adjusted EBITDA

Atlanta, GA — June 6, 2018 — Streamline Health Solutions, Inc. (NASDAQ: STRM), provider of integrated solutions, technology-enabled services and analytics supporting revenue cycle optimization for healthcare enterprises in the new value-based world, today announced financial results for the first quarter of fiscal year 2018, which ended April 30, 2018.

Revenues for the three-month period ended April 30, 2018 were $6.3 million, an increase of approximately 6% as compared to the three-months ended April 30, 2017. Adjusted EBITDA for the first quarter of fiscal 2018 was approximately $0.6 million, a substantial improvement over the $400,000 loss in the first quarter a year ago.  Net loss for the first quarter of fiscal 2018 was approximately $567,000, a substantial improvement over the $2.0 million net loss in the same period a year ago.

“Our first quarter performance was very solid as we began to realize the benefits of focusing our selling efforts on solutions in the middle of the revenue cycle to help our clients capture the financial reimbursement they deserve for the patient care they provided. Bookings in the quarter improved significantly to $3.4 million as we sold Abstracting, Clinical Documentation Integrity and eValuator solutions to current and new clients,” stated David Sides, President and Chief Executive Officer, Streamline Health. “Our continued focus on tighter cost controls delivered improved bottom line results as well. Total operating expenses decreased by approximately 15 percent as compared to first quarter a year ago reducing operating loss in the quarter to approximately $363,000, down from last year’s first quarter operating loss of $1,874,000. And net loss for the first quarter was approximately $567,000, a marked improvement over a $2 million loss in the first quarter of last year.”

“We remain committed to leading an industry movement to improve hospitals’ financial performance by moving mid-cycle billing interventions upstream - to improve coding accuracy before billing, enabling our clients to reduce lost revenue, mitigate overbill risk, and reduce denials and days in accounts receivable.”

Highlights for the first quarter ended April 30, 2018 included:

•                  Revenues for the first quarter of 2018 were $6.3 million;

•                  Adjusted EBITDA for the first quarter of 2018 was $0.6 million;

•                  Net loss for the first quarter of 2018 was $567,000;

•                  New sales bookings for the first quarter of 2018 were $3.4 million; and

•                  Backlog at the end of the first quarter was $26.1 million.

The Company is planning to file its Form 10-Q for the first fiscal quarter during the week of June 11th.

The Company also announced the impending departure of its Chief Financial Officer, Nicholas Meeks, who will remain with the Company through June 15, 2018.  Mr. Meeks is leaving the Company to pursue another opportunity with another company based in the Atlanta market.  The Company is actively seeking his replacement and has begun interviewing potential candidates to fill this position.

Conference Call Information

The Company will conduct a conference call to review the results on Thursday, June 7, 2018 at 9:00 AM ET. Interested parties can access the call by joining the live webcast: click here to register. You can also join by phone by dialing 800-263-0877 and then entering passcode 7132733.

A replay of the conference call will be available from Thursday, June 7, 2018 at 12:00 PM ET to Tuesday, June 12, 2018 at 12:00 PM ET by dialing 888-203-1112 and entering passcode 7132733.

*Non-GAAP Financial Measures

Streamline Health reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). Streamline Health’s management also evaluates and makes operating decisions using various other measures. One such measure is adjusted EBITDA, which is a non-GAAP financial measure. Streamline Health’s management believes that this measure provides useful supplemental information regarding the performance of Streamline Health’s business operations.

Streamline Health defines “adjusted EBITDA” as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including: gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, and professional and advisory fees. A table reconciling this measure to net income is included in this press release.

About Streamline Health

Streamline Health Solutions, Inc. (NASDAQ: STRM) is a healthcare industry leader in capturing, aggregating, and translating enterprise data into knowledge — producing actionable insights that support revenue cycle optimization for healthcare enterprises.  We deliver integrated solutions, technology-enabled services and analytics that empower providers to drive revenue integrity in a value-based world. We share a common calling and commitment to advance the quality of life and the quality of healthcare — for society, our clients, the communities they serve, and the individual patient. For more information, please visit our website at www.streamlinehealth.net.

Safe Harbor statement under the Private Securities Litigation Reform Act of 1995

Statements made by Streamline Health Solutions, Inc. that are not historical facts are forward-looking statements that are subject to certain risks, uncertainties and important factors that could cause actual results to differ materially from those reflected in the forward-looking statements included herein. Forward-looking statements contained in this press release include, without limitation, statements regarding the Company’s estimates of future revenue, backlog, results of investments in sales and marketing, success of future products and related expectations and assumptions.  These risks and uncertainties include, but are not limited to, the timing of contract negotiations and execution of contracts and the related timing of the revenue recognition related thereto, the potential cancellation of existing contracts or clients not completing projects included in the backlog, the impact of competitive solutions and pricing, solution demand and market acceptance, new solution development and enhancement of current solutions, key strategic alliances with vendors and channel partners that resell the Company’s solutions, the ability of the Company to control costs, availability of solutions from third party vendors, the healthcare regulatory environment, potential changes in legislation, regulation and government funding affecting the healthcare industry, healthcare information systems budgets, availability of healthcare information systems trained personnel for implementation of new systems, as well as maintenance of legacy systems, fluctuations in operating results, effects of critical accounting policies and judgments, changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other similar entities, changes in economic, business and market conditions impacting the healthcare industry generally and the markets in which the Company operates and nationally, and the Company’s ability to maintain compliance with the terms of its credit facilities, and other risks detailed from time to time in the Streamline Health Solutions, Inc. filings with the U. S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. The Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Company Contact:

Randy Salisbury

SVP, Chief Marketing Officer

(404) 229-4242

randy.salisbury@streamlinehealth.net

STREAMLINE HEALTH SOLUTIONS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended April 30,
	2018	2017
Revenues:
Systems sales	$1,131,674	$378,723
Professional services	238,314	420,035
Audit Services	359,713	345,019
Maintenance and support	3,309,104	3,354,772
Software as a service	1,224,368	1,425,132
Total revenues	6,263,173	5,923,681

Operating expenses:
Cost of systems sales	249,984	566,051
Cost of professional services	706,230	715,215
Cost of audit services	393,979	440,639
Cost of maintenance and support	648,339	806,522
Cost of software as a service	316,387	339,376
Selling, general and administrative	3,249,057	3,373,528
Research and development	1,062,319	1,556,938

Total operating expenses	6,626,295	7,798,259
Operating loss	(363,122)	(1,874,588)
Other income (expense):
Interest expense	(116,218)	(127,268)
Miscellaneous income (expenses)	(87,645)	(38,044)
Loss before income taxes	(566,985)	(2,039,900)
Income tax benefit (expense)	(1,714)	(2,608)
Net Income (Loss)	$(568,699)	$(2,042,508)
Net loss per common share — basic and diluted	$(0.03)	$(0.10)
Weighted average number of common shares — basic and diluted	19,986,425	19,695,390

STREAMLINE HEALTH SOLUTIONS, INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited)

Assets

	April 30,	January 31,
	2018	2018
Current assets:
Cash and cash equivalents	$3,745,532	$4,619,834
Accounts receivable, net of allowance for doubtful accounts of $323,524 and $349,058, respectively	2,819,849	3,001,170
Contract receivables	923,274	223,791
Prepaid hardware and third-party software for future delivery	—	5,858
Prepaid client maintenance contracts	555,689	506,911
Other prepaid assets	608,363	742,232
Other current assets	545,431	546,885
Total current assets	9,198,138	9,646,681

Non-current assets:
Property and equipment:
Computer equipment	2,831,024	2,852,776
Computer software	730,950	730,950
Office furniture, fixtures and equipment	683,443	683,443
Leasehold improvements	729,348	729,348
	4,974,765	4,996,517
Accumulated depreciation and amortization	(3,981,311)	(3,834,153)
Property and equipment, net	993,454	1,162,364

Contract Receivables, less current portion	686,658	—
Capitalized software development costs, net of accumulated amortization of $18,973,594 and $18,658,183, respectively	4,717,986	4,307,351
Intangible assets, net	5,600,204	5,835,151
Goodwill	15,537,281	15,537,281
Other non-current assets	577,570	642,226
Total non-current assets	28,113,153	27,484,373
	$37,311,291	$37,131,054

STREAMLINE HEALTH SOLUTIONS, INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited)

Liabilities and Stockholders’ Equity

	April 30,	January 31,
	2018	2018
Current liabilities:
Accounts payable	$1,344,377	$421,425
Accrued compensation	829,062	342,351
Accrued other expenses	766,353	609,582
Current portion of long-term debt	596,984	596,984
Deferred revenues	7,301,408	9,481,807
Total current liabilities	10,838,184	11,452,149

Non-current liabilities:
Term loan, net of deferred financing cost of $110,541 and $128,275, respectively	3,769,840	3,901,353
Royalty liability	2,518,068	2,469,193
Lease incentive liability, less current portion	254,933	274,128
Deferred revenues, less current portion	181,877	332,645
Total non-current liabilities	6,724,718	6,977,319
Total liabilities	17,562,902	18,429,468

Series A 0% Convertible Redeemable Preferred Stock, $.01 par value per share, $8,849,985 redemption and liquidation value, 4,000,000 shares authorized, 2,895,464 and 2,949,995 issued and outstanding, respectively, net of unamortized preferred stock discount of $0	8,686,392	8,849,985

Stockholders’ equity:
Common stock, $.01 par value per share, 45,000,000 shares authorized; 20,034,446 and 20,005,977 shares issued and outstanding, respectively	200,344	200,060
Additional paid in capital	82,115,469	81,776,606
Accumulated deficit	(71,253,816)	(72,125,065)
Total stockholders’ equity	11,061,997	9,851,601
	$37,311,291	$37,131,054

STREAMLINE HEALTH SOLUTIONS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Three Months Ended,
	April 30, 2018	April 30, 2017
Operating activities:
Net loss	$(568,699)	$(2,042,508)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities, net of acquisitions:
Depreciation	171,215	202,782
Amortization of capitalized software development costs	315,412	571,428
Amortization of intangible assets	234,947	333,057
Amortization of other deferred costs	119,910	100,815
Valuation adjustment for warrants liability	—	(31,210)
Share-based compensation expense	222,458	267,174
Other valuation adjustments	51,142	48,467
Loss (Gain) on disposal of fixed assets	(1,555)	(720)
Provision for accounts receivable	(7,851)	187,134
Changes in assets and liabilities, net of assets acquired:
Accounts and contract receivables	(446,246)	618,647
Other assets	43,207	(97,889)
Accounts payable	922,952	(240,403)
Accrued expenses	622,020	382,530
Deferred revenues	(1,641,942)	(1,754,243
Net cash provided by (used in) operating activities	36,970	(1,454,942)

Investing activities:
Purchases of property and equipment	(3,300)	(8,719)
Proceeds from sales of property and equipment	14,225	—
Capitalization of software development costs	(726,047)	(386,498)
Net cash used in investing activities	(715,122)	(395,217)

Financing activities:
Principal repayments on term loan	(149,246)	(163,951)
Principal payments on capital lease obligations	—	(33,811)
Payments related to settlement of employee share-based awards	(46,904)	(28,927)
Net cash used in financing activities	(196,150)	(226,689)
Increase (decrease) in cash and cash equivalents	(874,302)	(2,076,848)
Cash and cash equivalents at beginning of year	4,619,834	5,654,093
Cash and cash equivalents at end of year	$3,745,532	$3,577,245

STREAMLINE HEALTH SOLUTIONS, INC.

Backlog

(Unaudited)

Table A

	April 30, 2018	January 31, 2018	April 30, 2017
Streamline Health Software Licenses	$115,000	$984, 000	$11,234,000
Hardware and Third Party Software	—	—	100,000
Professional Services	2,415,000	2,048,000	3,642,000
Audit Services	703,000	1,293,000	1,634,000
Maintenance and Support	12,978,000	15,420,000	18,084,000
Software as a Service	9,903,000	13,048,000	13,194,000
Total	$26,114,000	$32,793,000	$47,888,000

STREAMLINE HEALTH SOLUTIONS, INC.

New Bookings

(Unaudited)

Table B

	Three Months Ended
	April 30, 2018
	Value	% of Total Bookings
Streamline Health Software licenses	$1,147,000	33%
Software as a service	398,000	12%
Maintenance and support	713,000	21%
Professional services	1,118,000	33%
Audit Services	58,000	2%
Total bookings	$3,434,000	100%

Reconciliation of Non-GAAP Financial Measures

(Unaudited)

Table C

This press release contains a non-GAAP financial measure under the rules of the U.S. Securities and Exchange Commission for Adjusted EBITDA. This non-GAAP information supplements and is not intended to represent a measure of performance in accordance with disclosures required by generally accepted accounting principles. Non-GAAP financial measures are used internally to manage the business, such as in establishing an annual operating budget. Streamline Health’s management in its operating and financial decision-making uses non-GAAP financial measures because management believes these measures reflect ongoing business in a manner that allows meaningful period-to-period comparisons. Accordingly, the Company believes it is useful for investors and others to review both GAAP and non-GAAP measures in order to (a) understand and evaluate current operating performance and future prospects in the same manner as management does and (b) compare in a consistent manner the Company’s current financial results with past financial results. The primary limitations associated with the use of non-GAAP financial measures are that these measures may not be directly comparable to the amounts reported by other companies and they do not include all items of income and expense that affect operations. The Company’s management compensates for these limitations by considering the Company’s financial results and outlook as determined in accordance with GAAP and by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release. Streamline Health defines “Adjusted EBITDA” as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including: gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, professional and advisory fees, and internal direct costs incurred to complete transactions.

Reconciliation of net earnings (loss) to non-GAAP Adjusted EBITDA (in thousands):

(Unaudited)

	Three Months Ended,
Adjusted EBITDA Reconciliation	April 30, 2018	April 30, 2017
Net loss	$(567)	$(2,043)
Interest expense	116	127
Income tax benefit	2	3
Depreciation	171	203
Amortization of capitalized software development costs	315	571
Amortization of intangible assets	235	333
Amortization of other costs	102	89
EBITDA	373	(722)
Share-based compensation expense	222	267
Loss on disposal of fixed assets	(2)	(1)
Non-cash valuation adjustments to assets and liabilities	51	17
Adjusted EBITDA	$645	$(439)
Adjusted EBITDA per diluted share
Loss per share — diluted	$(0.03)	$(0.10)
Adjusted EBITDA per adjusted diluted share (1)	$0.03	$(0.02)

Diluted weighted average shares	19,986,425	19,695,390
Includable incremental shares — Adjusted EBITDA (2)	3,075,198	—
Adjusted diluted shares	23,061,622	19,695,390

(1)                   Adjusted EBITDA per adjusted diluted share for the Company’s common stock is computed using the more dilutive of the two-class method or the if-converted method.

(2)                   The number of incremental shares that would be dilutive under profit assumption, only applicable under a GAAP net loss. If GAAP profit is earned in the current period, no additional incremental shares are assumed.